UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 12, 2004
                                                          ----------------------


                           Halozyme Therapeutics, Inc.
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               (Exact name of registrant as specified in charter)


           Nevada                     000-49616                   88-0488686
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


11588 Sorrento Valley Road, Suite 17, San Diego, California          92121
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         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (858) 794-8889
                                                           ---------------------


                           Global Yacht Services, Inc.
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   Exhibit
     No.                                   Description
   -------                                 -----------

     99                            Slides used in presentations.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of certain slides used by the Company in making a conference presentation and that are expected to be used in subsequent presentations to interested parties, including analysts and stockholders. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HALOZYME THERAPEUTICS, INC.



Date: March 12, 2004                   By: /s/ Jonathan E. Lim, MD
                                           -------------------------------------
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



   Exhibit
     No.                                   Description
   -------                                 -----------

     99                           Slides used in presentations.